SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 8, 2003


                          IMAGISTICS INTERNATIONAL INC.
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               (Exact Name of Registrant as Specified in Charter)

               Delaware                1-16449                06-1611068
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      (State or Other Jurisdiction  (Commission File Number)  (IRS Employer
         of Incorporation)                                    ID Number)


      100 Oakview Drive
     Trumbull, Connecticut                                         06611
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(Address of Principal Executive Offices)                         (Zip Code)




       Registrant's telephone number, including area code: (203) 365-7000
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          (Former Name or Former Address if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits - The following exhibit is furnished as part of this report:

99.1  Press release dated May 8, 2003.


ITEM 9. REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 12. "Disclosure of Results of Operations and Financial Condition."

On May 8, 2003 Imagistics International Inc. issued a press release announcing its results of operations for its first fiscal quarter ended March 31, 2003 and certain additional matters. A copy of such press release is furnished herein as
Exhibit 99.1.

The information in this report, including Exhibit 99.1, is furnished pursuant to
Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities set forth in that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 8, 2003

                                         Imagistics International Inc.


                                         By:    /s/ Mark S. Flynn
                                             -------------------------
                                         Name:  Mark S. Flynn
                                         Title: Vice President, General Counsel
                                                and Secretary











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